Federated Market Opportunity Fund
A Portfolio of Federated Equity Funds
Class A Shares
Class B Shares
Class C Shares
Institutional shares
SUPPLEMENT TO PROSPECTUSES DATED DECEMBER 31, 2007.

A Special Meeting of the shareholders of Federated Market Opportunity Fund (the “Fund”), a portfolio of Federated Equity Funds (the “Trust”), has been called and will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 on January 27, 2009, at 2:00 p.m. (Eastern time).  A form of Proxy and Proxy Statement were sent to shareholders of record as of December 1, 2008.  The Special Meeting will be held for the following purposes:

1.	To approve or disapprove changing the Fund’s fundamental investment objective; and

2.	To approve or disapprove a change to the Fund’s fundamental investment policy regarding investing in commodities.

The Fund’s fundamental investment objective currently reads as follows:

The Fund’s investment objective is to provide moderate capital appreciation and high current income.

It is being proposed that, upon approval by the Fund’s shareholders, the fundamental investment objective will be changed to the following:

The Fund’s investment objective is to provide absolute (positive) returns with low correlation to the U.S. equity market.

Shareholders are also being asked to approve a revision to the Fund’s current fundamental investment policy regarding investing in commodities. The Fund’s policy currently states that:

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.  For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

It is being proposed that, upon approval by the Fund’s shareholders, the Fund’s fundamental investment policy regarding investing in commodities will be replaced with the following:

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

The Board of Trustees has fixed December 1, 2008 as the record date for determination of shareholders entitled to vote at the Special Meeting.

December 16, 2008

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